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                                                                    EXHIBIT 23.1



                       CONSENT OF INDEPENDENT ACCOUNTANTS



We consent to the incorporation by reference in the Registration Statement (Form S-8) pertaining to Encore Wire Corporation's 1999 Stock Option Plan of our report dated January 25, 2002, with respect to the consolidated financial statements of Encore Wire Corporation included in its Annual Report (Form 10-K) for the year ended December 31, 2001, filed with the Securities and Exchange Commission.


                                                   /s/ Ernst & Young LLP


Dallas, Texas
April 19, 2002